UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  December 12, 2000
--------------------------------------------------------------------------------


                             American River Holdings
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

California                             0-31525                   68-0352144
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     Of incorporation)               File Number)            Identification No.)

1545 River Park Drive, Suite 107, Sacramento, California            95815
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code               (916) 231-6100
                                                                ---------------

Page 1 of 7 Pages
The Index to Exhibits is on Page 5

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported, on October 25, 2000, American River Holdings (the "Registrant") consummated a certain Agreement and Plan of Reorganization and Merger dated March 1, 2000 (the "Plan of Reorganization") with North Coast Bank, National Association, a national banking association with its headquarters in Santa Rosa, California ("North Coast"), and ARH Interim National Bank, an interim national banking association formed at the direction of the Registrant to facilitate the business combination contemplated by the parties. Under the terms of the Plan of Reorganization, North Coast merged with and into ARH Interim National Bank effective at 5:00 p.m. on October 25, 2000. An 8-K was filed on November 9, 2000, detailing the specifics of the transaction, as well as, historical and pro forma financial information.

         Included, as Exhibits 99.19, and 99.20 of this Current Report on Form 8-K are unaudited historical condensed combined balance sheet as of November 30, 2000 and statement of operations for the eleven months ended November 30, 2000 and 1999 which reflect the combined operations of the two entities prior to the combination and for 36 days after the effective date of the merger. This financial information reflects the application of the pooling of interests method of accounting for the combination. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of the Registrant and North Coast Bank prior to the effective date of the merger are combined as of the earliest period presented and reflected at their historical amounts. In the opinion of management, all adjustments (consisting of only normal recurring adjustments) to fairly present this financial information have been made. Disclosures normally presented in the notes to the financial statements prepared in accordance with generally accepted accounting principles have been omitted.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

        99.19 American River Holdings Balance Sheet (unaudited) as of November 30, 2000

        99.20 American River Holdings Statement of Operations (unaudited) for the eleven months ended November 30, 2000 and 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RIVER HOLDINGS


                             /s/ MITCHELL A. DERENZO
                             --------------------------------------------------
                             Mitchell A. Derenzo, Chief Financial Officer

December 12, 2000

                                INDEX TO EXHIBITS


Exhibit No.         Description                                       Page
-----------         -----------                                       ----

99.19    American River Holdings Balance Sheet (unaudited)             6
         as of November 30, 2000

99.20    American River Holdings Statement of Operations               7
         (unaudited) for the eleven months ended
         November 30, 2000 and 1999